UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 19, 2018

 SELLAS Life Sciences Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

315 Madison Avenue, 4th Floor New York, NY 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 438-4353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement

Entry into License Agreement for Office Space

On May 19, 2018, SELLAS Life Sciences Group, Inc. (the “Registrant”) entered into a License Agreement with 38th Street Suites LLC for lease of office space located at 15 W. 38th Street, New York NY 10018 (the “Lease”). Pursuant to the Lease, Registrant will lease approximately 3,700 square feet of office space commencing on August 1, 2018 with a term through July 31, 2020. The Lease requires monthly base license fees, which include, among others, electric, heat, and air conditioning, of $31,000 per month for the initial twelve months and $32,000 per month for months 13-24 of the Lease. In the event of Registrant’s default under the Lease, 38th Street Suites LLC may accelerate the remaining obligations under the Lease and Registrant may be required to make payment of all base license fees for the remainder of the term of the Lease.

On May 19, 2018, Registrant entered into a Surrender Agreement with Madison Avenue Suites LLC terminating Registrant’s present lease for approximately 2,000 square feet of office space effective as of July 31, 2018. In consideration of the agreement to terminate the lease prior to its expiration, Registrant has agreed to pay the sum of $35,400 to Madison Avenue Suites LLC via waiver of Registrant’s right to return of its existing security deposit.
Item 1.02.    Termination of a Material Definitive Agreement
To the extent required by Item 1.02, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
To the extent required by Item 2.03, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	License Agreement made as of May 19, 2018 by and between the Registrant and 38th Street Suites LLC
10.2	Surrender Agreement made as of May 19, 2018 by and between the Registrant and Madison Avenue Suites LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc.

Date:	May 24, 2018	By:	/s/ Angelos M. Stergiou
Angelos M. Stergiou, M.D., Sc.D. President and Chief Executive Officer